        NEWS RELEASE
FOR IMMEDIATE RELEASE

BROWN-FORMAN ANNOUNCES PRESIDENT & CEO
LAWSON WHITING TO RETIRE

Board Initiates Search Process for Successor; Company Reiterates Fiscal 2027 Outlook

LOUISVILLE, KY – July 13, 2026 – Brown-Forman Corporation (NYSE: BFA, BFB) today announced Lawson Whiting has decided to retire from his role as President and Chief Executive Officer, effective upon the appointment of a successor. The Brown-Forman Board of Directors has initiated a search pursuant to its succession process that will consider internal and external candidates. The process will be led by the Corporate Governance and Nominating Committee, which is chaired by Tracy Skeans. Whiting will remain available to serve in an advisory capacity for a period of time following the appointment of a successor to ensure business continuity and support a smooth handover.

“On behalf of the Board and the Brown family, I want to thank Lawson for his nearly 30 years of dedication to Brown-Forman,” said Marshall B. Farrer, Chairman of Brown-Forman. “Lawson has been a steadfast steward of founder George Garvin Brown’s vision – leading this company through an era of macro challenges and change with a clear and consistent vision for building the most premium portfolio in the industry and ensuring there was ‘Nothing Better in the Market.’ Under Lawson’s leadership, Jack Daniel's extended its presence into new international markets and categories, Woodford Reserve grew into the world’s leading super-premium American whiskey, and our founding brand, Old Forester, tripled in volume and increased net sales six-fold over the last decade. Today, Brown-Forman’s portfolio is one of the most respected in the global spirits industry. The Board is deeply grateful for his leadership and his commitment to the people and brands of Brown-Forman.”

Farrer added, “We appreciate Lawson giving us ample notice of his decision to retire, as it allows the Board the opportunity to conduct a robust review of both internal and external talent. As we begin our search pursuant to our succession process, we do so with confidence in our business, our people, and our opportunities to create long-term value for all Brown-Forman stakeholders. Lawson will continue to advance our strategic and operational priorities, including expanding our geographic footprint, building brands that resonate with consumers, and enhancing operational efficiency, while the Board conducts the succession process.”
-more-

“It has been the privilege of a lifetime to lead Brown-Forman,” said Lawson Whiting, President and Chief Executive Officer of Brown-Forman. “From my earliest days with the company to my time as CEO, my tenure has been defined by the extraordinary people I have worked alongside. We are entering this transition from a position of strength. Brown-Forman has principled leadership, a foundation of iconic brands, and a global team with immense depth and talent. I have every confidence that the succession process will surface the right leader for Brown-Forman’s next generation of growth, and I look forward to supporting a seamless handoff that ensures our momentum never wavers.”

Wolf Pen Branch, which represents a controlling interest in Brown-Forman said, “We appreciate Lawson’s leadership and three decades of dedicated service to Brown-Forman. We are confident in the competitive position and financial strength of the business and in the Board's process underway to identify the next CEO to capitalize on growth opportunities for Brown-Forman.”

Brown-Forman also reiterated today its fiscal 2027 outlook as disclosed on June 4, 2026.

# # #

About Brown-Forman Corporation:

Brown-Forman Corporation is a global leader in the spirits industry, responsibly building exceptional beverage alcohol brands for more than 155 years. Headquartered in Louisville, Kentucky, we are guided by our founding promise, “Nothing Better in the Market.” Our premium portfolio includes the Jack Daniel’s Family of Brands, Woodford Reserve, Old Forester, New Mix, el Jimador, Herradura, The Glendronach, Glenglassaugh, Benriach, Diplomático Rum, Gin Mare, Fords Gin, Chambord, and Slane. With approximately 4,900 employees worldwide, we proudly share our passion for fine-quality spirits in more than 170 countries. Learn more at brown-forman.com and stay connected with us on LinkedIn, Instagram, and X.

Brown-Forman Contacts:

Elizabeth Conway, Director, External Communications
Elizabeth_Conway@B-F.com

Brown-Forman@FGSGlobal.com

Sue Perram, VP, Investor Relations
Sue_Perram@B-F.com; 502-774-6862

Forward Looking Statements:

This press release contains statements, estimates, and projections that are “forward-looking statements” as defined under U.S. federal securities laws. Words such as “aim,” “ambition,” “anticipate,” “aspire,” “believe,” “can,” “continue,” “could,” “envision,” “estimate,” “expect,” “expectation,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “pursue,” “see,” “seek,” “should,” “will,” “would,” and similar words indicate forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from those expressed in or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to:

•Our substantial dependence upon the continued growth of the Jack Daniel’s family of brands
•Substantial competition from new entrants, consolidations by competitors and retailers, and other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing, or free goods), marketing, category expansion, product introductions, or entry or expansion in our geographic markets or distribution networks
•Disruption of our distribution network or inventory fluctuations in our products by distributors, wholesalers, or retailers
•Risks from changes to the trade policies, tariffs, and import and export regulations of the United States or foreign governments and the effectiveness of our actions to mitigate the negative impact on our margins, sales, and/or distributors
•Changes in consumer preferences, consumption, or purchase patterns – particularly away from larger producers in favor of small distilleries or local producers, or away from brown spirits, our premium products, or spirits generally, and our ability to anticipate or react to them; further legalization of marijuana; bar, restaurant, travel, or other on-premise declines; shifts in demographic or health and wellness trends; or unfavorable consumer reaction to new products, line extensions, package changes, product reformulations, or other product innovation
•Route-to-consumer changes that affect the timing of our sales, temporarily disrupt the marketing or sale of our products, or result in higher fixed costs
•Production facility, aging warehouse, or supply chain disruption
•Imprecision in supply/demand forecasting
•Higher costs, lower quality, or unavailability of energy, water, raw materials, product ingredients, or labor
•Risks associated with acquisitions, dispositions, business partnerships, or investments – such as acquisition integration, termination difficulties or costs, or impairment in recorded value
•Unfavorable global or regional economic conditions and related economic slowdowns or recessions, low consumer confidence, high unemployment, weak credit or capital markets, budget deficits, burdensome government debt, austerity measures, higher interest rates, higher taxes, political instability, higher inflation, deflation, lower returns on pension assets, or lower discount rates for pension obligations
•Negative publicity related to our company, products, brands, marketing, executive leadership, employees, Board of Directors, family stockholders, operations, business performance, or prospects or risks relating to the increased risk of social media
•Product recalls or other product liability claims, product tampering, contamination, or quality issues
•Failure to attract or retain key executive or employee talent
•Impact of health epidemics and pandemics, and the risk of the resulting negative economic impacts and related governmental actions
•Risks associated with being a U.S.-based company with a global business, including commercial, political, and financial risks; local labor policies and conditions; compliance with local trade practices and other regulations; terrorism, kidnapping, extortion, or other types of violence; and health pandemics
•Failure to comply with anti-corruption laws, trade sanctions and restrictions, or similar laws or regulations
•Fluctuations in foreign currency exchange rates, particularly due to a stronger U.S. dollar
•A downgrade or potential downgrade of our credit ratings
•Changes in laws, regulatory measures, or governmental policies, especially those affecting production, importation, marketing, labeling, pricing, distribution, sale, or consumption of our beverage alcohol products
•Tax rate changes (including excise, corporate, sales or value-added taxes, property taxes, payroll taxes, import and export duties, and tariffs) or changes in related reserves, changes in tax rules or accounting standards, and the unpredictability and suddenness with which they can occur
•Decline in the social acceptability of beverage alcohol in significant markets
•Significant additional labeling or warning requirements or limitations on availability of our beverage alcohol products
•Counterfeiting and inadequate protection of our intellectual property rights
•Significant legal disputes and proceedings, or government investigations
•Cyberbreach or failure or corruption of our key information technology systems or those of our suppliers, customers, or direct and indirect business partners, or failure to comply with personal data protection laws
•Our status as a family “controlled company” under New York Stock Exchange rules, and our dual-class share structure

For further information on these and other risks, please refer to our public filings, including the “Risk Factors” section of our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.